Exhibit 10.1

AMENDMENT NO. 1 AND WAIVER TO CREDIT AGREEMENT
This Amendment No. 1 and Waiver to Credit Agreement, dated as of May 8, 2017 (this “Amendment”), to that certain Credit Agreement, dated as of November 7, 2016 (the “Credit Agreement”), among COHERENT, INC., a Delaware corporation (the “Parent”), COHERENT HOLDING GMBH, a German company with limited liability (the “Borrower”), the other Guarantors from time to time party thereto, the Lenders from time to time party thereto, BARCLAYS BANK PLC, as administrative agent (the “Administrative Agent”) and as an L/C Issuer, BANK OF AMERICA, N.A., as an L/C Issuer, MUFG UNION BANK, N.A., as an L/C Issuer, and the financial institutions from time to time party thereto as lenders (in such capacity, the “Lenders”), is entered into by and among the Parent, the Borrower, the Administrative Agent and the Lenders party hereto. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower has engaged Barclays Bank PLC as sole lead arranger and sole bookrunner in respect of this Amendment;
WHEREAS, the Borrower has requested (i) each Euro Term Lender consent to a reduction to the Applicable Rate with respect to the Euro Term Loans as set forth herein (the “Pricing Amendment”) and (ii) that the Lenders consent to certain other amendments with respect to the Credit Agreement as set forth herein (the “Other Amendments”);
WHEREAS, the Borrower has informed the Administrative Agent and the Lenders that it may make a non-pro rata voluntary prepayment (such prepayment, the “Repricing Prepayment”) of the Euro Term Loans on the Amendment Effective Date (as defined below) to repay Non-Consenting Lenders (as defined below), and in connection therewith, the Borrower has requested that the Euro Term Lenders waive the requirements and benefits of Section 2.05(a) and Section 2.13 of the Credit Agreement solely with respect to the Repricing Prepayment (“Non-Pro Rata Waiver”);
WHEREAS, in connection with the Repricing Prepayment, the Borrower has requested that the Lenders waive any notice, minimum prepayment and loss compensation provisions provided for in Section 2.05(a) and Section 3.05 with respect to the Repricing Prepayment (the “Notice Waiver”, and together with the Non-Pro Rata Waiver, collectively, the “Repricing Prepayment Waiver”);
WHEREAS, each Euro Term Lender party hereto (each, a “Euro Term Consenting Lender”) is willing, on the terms and subject to the conditions set forth below, to consent to the Pricing Amendment, the Other Amendments and the Repricing Prepayment Waiver; and
WHEREAS, certain Lenders (which together constitute the Required Lenders) are willing, on the terms and subject to the conditions set forth below, to consent to the Other Amendments and the Notice Waiver.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.	AMENDMENTS TO THE CREDIT AGREEMENT
Effective as of the Amendment Effective Date and subject to the satisfaction (or waiver) of the conditions set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

1

1.1    Clause (b) of the definition of “Applicable Rate” is amended and restated in its entirety as follows:
“(b) with respect to Euro Term Loans (i) maintained as Base Rate Loans, 1.25% per annum and (ii) maintained as Eurocurrency Rate Loans, 2.25% per annum; provided that at any time after the first anniversary of the Amendment Effective Date when the Consolidated Total Gross Leverage Ratio is less than 1.50:1.00, the Applicable Rate shall mean, with respect to Euro Term Loans (x) maintained as Base Rate Loans, 1.00% per annum and (y) maintained as Eurocurrency Rate Loans, 2.00% per annum;”
1.2    Clause (d) of the definition of “Excluded Property” is amended and restated in its entirety as follows:
“(d) all Equity Interests in any (i) Unrestricted Subsidiary, (ii) not-for-profit entity, (iii) special purpose vehicle (including, without limitation, any Permitted Receivables Financing Subsidiary), (iv) captive insurance company or (v) Immaterial Subsidiary organized or formed in a Non-Material Jurisdiction,”
1.3    Clause (ii) of the definition of “Immaterial Subsidiary” is amended by replacing each reference to “1.0%” therein with “3.0%”.
1.4    The definition of “Material Jurisdiction” is amended and restated in its entirety as follows:
““Material Jurisdiction” means (a) on the Closing Date, the United States, England and Wales, Scotland, Germany, Spain and the Netherlands (each, a “Closing Date Material Jurisdiction”) and (b) at any time after the Closing Date, the Closing Date Material Jurisdictions and any other jurisdiction where any Restricted Subsidiary organized under the laws of such jurisdiction, taken together with all other Restricted Subsidiaries organized under the laws of such jurisdiction as of the last day of the fiscal quarter of the Parent most recently ended for which financial statements have been (or were required to be) delivered pursuant to Sections 7.01(a) or 7.01(b), have assets with a value in excess of 7.5% of Consolidated Total Assets or contribute in excess of 7.5% of Consolidated EBITDA of the Parent and its Restricted Subsidiaries, in each case as of such date for the Test Period most recently ended (each, a “Post-Closing Material Jurisdiction”); provided that in no event shall The People’s Republic of China, South Korea, Japan, Singapore, Malaysia or Taiwan be deemed to be a “Material Jurisdiction” (each, an “Excluded Jurisdiction”).”
1.5    Clause (d) of the definition of “Permitted Intercompany Investments” is amended by replacing “$100,000,000” therein with “$200,000,000.
1.6    The following definitions of “First Amendment” and “Amendment Effective Date” shall hereby be inserted into Section 1.01 of the Credit Agreement in the correct alphabetical order:
““First Amendment”: Amendment No. 1, dated as of May 8, 2017, among the Parent, the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.”
““Amendment Effective Date”: as defined in the First Amendment.”
1.7    Section 2.09(b) of the Credit Agreement is amended and restated in entirety as follows:

“(b)    Repricing Transaction. At the time of the effectiveness of any Repricing Transaction that is consummated prior to the six-month anniversary of the date of the First Amendment, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Term Lender with outstanding Euro Term Loans (including each Term Lender that withholds its consent to such Repricing Transaction and is replaced as a Non-Consenting Lender under Section 11.13), a fee in an amount equal to 1.0% of (x) in the case of a Repricing Transaction of the type described in clause (a) of the definition thereof, the aggregate principal amount of all Euro Term Loans prepaid in connection with such Repricing Transaction and (y) in the case of a Repricing Transaction described in clause (b) of the definition thereof, the aggregate principal amount of Euro Term Loans outstanding on such date that are subject to an effective pricing reduction pursuant to such Repricing Transaction. Such fees shall be due and payable upon the date of the effectiveness of such Repricing Transaction.”
1.8    Clause (a) of Section 8.13 of the Credit Agreement is amended and restated in its entirety as follows:
“(a) Amend, modify or change its Organization Documents in a manner materially adverse to the Lenders taken as a whole (as determined in good faith by the Borrower) (it being understood and agreed that, for purposes of this Section 8.13(a), such amendments, modifications and changes in the Organization Documents of the Borrower as are necessary or advisable to effect the Borrower’s conversion from a German company with limited liability (i.e., a GmbH) to a partnership incorporated under the laws of Germany (i.e., a KG) are not materially adverse to the Lenders taken as a whole).”

SECTION 2.	WAIVER TO THE CREDIT AGREEMENT
2.1    Subject to the satisfaction of the conditions set forth in Section 4, (i) each Euro Term Consenting Lender hereby agrees to the Repricing Prepayment Waiver and (ii) each Revolving Lender party hereto hereby agrees to the Notice Waiver.

SECTION 3.	NON-CONSENTING LENDERS
3.1    If any existing Euro Term Lender holding Euro Term Loans declines or fails to consent to this Amendment (a “Non-Consenting Lender”) by returning an executed counterpart of this Amendment to the Administrative Agent prior to April 28, 2017 at 5:00p.m. (London time), then pursuant to and in compliance with the terms of Section 11.13 of the Credit Agreement, such Euro Term Lender may be replaced and the Euro Term Loans held by it may be purchased and assumed by an assignee upon such assignee’s execution of this Amendment (which will also be deemed to be the execution of an Assignment and Assumption, and the execution of this Amendment by the Administrative Agent and the Borrower shall be deemed to be the consent of the Administrative Agent and the Borrower (to the extent such consent is required under the Credit Agreement) thereto and payment by such assignee of the purchase price required by Section 11.13(b) of the Credit Agreement). For purposes hereof, the Administrative Agent and the Borrower agree that this Amendment shall constitute an Assignment and Assumption for purposes of the Credit Agreement and that the provisions set forth in Annex 1 (Standard Terms and Conditions for Assignment and Assumption) of Exhibit 11.06(b) to the Credit Agreement shall apply in regard to any assignments effected hereby. The Administrative Agent hereby waives any fees contemplated by Section 11.06(b) of the Credit Agreement in connection with any Assignment and Assumption contemplated by this Amendment. This Amendment constitutes the notice required to be given pursuant to Section 11.13 by the Borrower to each Non-Consenting Lender and the Administrative Agent of the requirement of each Non-Consenting Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06 of the Credit Agreement), all of its interests, rights and obligations under the Credit Agreement and the related Loan Documents to an assignee that shall assume such obligations.
3.2    Notwithstanding anything to the contrary in the Credit Agreement and for the avoidance of doubt, all Euro Term Loans held by Non-Consenting Lenders that are assigned pursuant to this Amendment and for which accrued and unpaid interest has been paid pursuant to Section 3.1 shall accrue interest solely on and after the Amendment Effective Date. For the further avoidance of doubt, nothing herein shall be deemed to modify the definition of “Applicable Rate” for any day in the relevant period prior to the Amendment Effective Date for purposes of calculating interest accrued prior to the Amendment Effective Date.
3.3    Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Credit Agreement.

SECTION 4.	CONDITIONS PRECEDENT
This Amendment shall be effective (the “Amendment Effective Date”) on the later of (i) May 8, 2017 and (ii) the date that the following conditions precedent having been satisfied or duly waived:
4.1    Certain Documents. The Administrative Agent shall have received each of the following, in form and substance reasonably satisfactory to the Administrative Agent:
(a)    this Amendment, duly executed by each of the Parent, the Borrower, the Guarantors party hereto, the Administrative Agent, each Euro Term Lender and the Required Lenders;
(b)    an officer’s certificate of the Borrower, substantially in the form delivered to the Administrative Agent on the Closing Date, with appropriate insertions and attachments;
(c)    an executed legal opinion of Wilson Sonsini Goodrich & Rosati, counsel to the Loan Parties, in form and substance reasonably acceptable to the Administrative Agent;
(d)    an executed legal opinion of CMS Hasche Sigle Partnerschaft von Rechtsanwälten und Steuerberatern mbB, counsel to the Borrower, in form and substance reasonably acceptable to the Administrative Agent; and
(e)    an executed legal opinion of Weil, Gotshal & Manges LLP, counsel to the Administrative Agent, as to legality, validity and enforceability of the documents subject to German Law, in form and substance reasonably acceptable to the Administrative Agent;
(f)    the Administrative Agent shall have received from each grantor of the German law governed pledges under the relevant existing German Security Documents (the “Existing German Pledge Agreements”):
(i)    confirmation and junior ranking share pledge agreements with respect to each existing share or partnership interest pledge agreement entered into by the relevant grantor of German share or partnership interest pledges; and

(ii)    confirmation and junior ranking bank account pledge agreements with respect to each existing bank account pledge agreement entered into by the relevant grantor of German bank account pledges;
each in form and substance reasonably satisfactory to the Administrative Agent.
4.2    Fees and Other Amounts. The Parent shall have paid in full in immediately available funds on the Amendment Effective Date:
(a)    all fees and reimbursable expenses that have been invoiced at least one Business Day prior to the Amendment Effective Date that are due and payable to any Person under any fee letter entered into in connection with this Amendment; and
(b)    all unpaid interest in respect of the Euro Term Loans accrued until the Amendment Effective Date, payable to the Administrative Agent for the benefit of the applicable Euro Term Lender.
4.3    Representations and Warranties. Each of the representations and warranties contained in Section 5 below shall be true and correct.
4.4    USA Patriot Act. The Administrative Agent shall have received from each of the Loan Parties documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act, to the extent such documentation or other information has been requested in writing at least five Business Days prior to the Amendment Effective Date.

SECTION 5.	REPRESENTATIONS AND WARRANTIES
Each of Parent and the Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Administrative Agent, the L/C Issuers and each Lender, with respect to all Loan Parties, as follows:
5.1    Incorporation of Representations and Warranties from Loan Documents. After giving effect to this Amendment, each of the representations and warranties in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent that such representation or warranty is qualified as to materiality, in which case it shall be true and correct in all respects) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date.
5.2    Corporate Power and Authority. Each Loan Party has (a) the corporate or other power and authority to make, deliver and perform the Amendment and the other Loan Documents to which it is a party and (b) taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party.
5.3    Absence of Default. Neither the Parent, the Borrower nor any of its Restricted Subsidiaries is in violation of any Requirement of Law or Contractual Obligation that could reasonably be expected to have a Material Adverse Effect. At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 6.	COVENANTS

6.1    Spain. Within 30 Business Days after the Amendment Effective Date (or such longer period as the Administrative Agent may agree in its reasonable discretion), the Borrower shall, or shall cause the applicable Loan Party to, deliver to the Administrative Agent (or cause, as applicable) each of the following, in form and substance satisfactory to the Administrative Agent; provided, that in the event of any delays attributable to local counsel to the Administrative Agent, such period shall be automatically extended on a day-for-day basis to the extent of any such delays:
(a)    Notarization of the Amendment before a Notary Public in Spain; and
(b)    Ratification and extension of the following Spanish Security Documents: (a) pledge granted by ROFIN-SINAR TECHNOLOGIES, INC over the quotas of Rofin-Sinar Technologies Europe, S.L. and (b) pledges granted by ROFIN- SINAR TECHNOLOGIES EUROPE, S.L. over (i) credit rights derived from bank accounts, (ii) quotas of ROFIN–BAASEL ESPAÑA, S.L., (iii) credit rights derived from agreements, in each case notarized before a Notary Public in Spain.

SECTION 7.	REAFFIRMATION
7.1    United States Reaffirmation. Each Loan Party organized in the United States (each, a “U.S. Guarantor”) hereby confirms that the guaranties, security interests and liens granted by it pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect. Each U.S. Guarantor confirms and ratifies its obligations under each of the Loan Documents executed by it after giving effect to this Amendment.
7.2    UK Reaffirmation.
(a)    Each Loan Party organized in England and Wales (each, an “English Guarantor”) and each Loan Party organized in Scotland (each, a “Scots Guarantor” and collectively with any English Guarantor, the “UK Guarantors”) confirms that, with effect from (and including) the Amendment Effective Date, the guarantees and indemnities of such UK Guarantor set out in Article IV and Section 11.04, respectively, of the Credit Agreement (as amended by the Amendment) shall:
(i)    continue to apply in respect of the obligations of each UK Guarantor under the Loan Documents; and
(ii)    extend to all new obligations of any UK Guarantor under the Loan Documents arising from the amendments effected by this Amendment, subject only to the guarantee limitations set out in Article IV of the Credit Agreement.
(b)    Each UK Guarantor confirms that, with effect from (and including) the Amendment Effective Date, the liabilities and obligations arising under the Credit Agreement (as amended by the Amendment) and the Loan Documents shall form part of (but do not limit) the Secured Obligations, as defined in each Security Document to which such UK Guarantor is a party.
7.3    Dutch Reaffirmation. Each Loan Party party to a Dutch Security Document acknowledges that any Security created under any Dutch Security Document (and any guarantee or surety given or joint liability assumed under the Credit Agreement):

(a)    shall not be affected by the amendment of the Credit Agreement or by this Amendment;
(b)    shall remain in full force and effect;
(c)    shall extend to, and shall secure, the liabilities and obligations of such Loan Party under the Credit Agreement as amended by and in accordance with the terms of this Amendment; and
(d)    that the obligations secured under the Dutch Security Documents will be the obligations defined in those Dutch Security Documents as those obligations have been amended pursuant to this Amendment.
7.4    German Reaffirmation.
(a)    The Borrower and each Loan Party organized in Germany (each, a “German Guarantor” and collectively, the “German Guarantors”) as well as each other grantor of German law governed security hereby confirms that the guaranties, security interests and liens granted by it pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect. The Borrower and each German Guarantor as well as each other grantor of German law governed security confirms and ratifies its obligations under each of the Loan Documents executed by it after giving effect to this Amendment.
(b)    Without limiting the generality of clause (a) above, the Borrower and each German Guarantor that is party to the relevant existing German Security Documents governed by German law, other than the Existing German Pledge Agreements, (each an “Original German Non Accessory Security Document”), hereby confirms and agrees that:
(i)    the security interests created under each Original German Non-Accessory Security Document shall secure the respective Secured Obligations (as defined in the relevant Original German Non-Accessory Security Document) after giving effect to this Amendment, including all liabilities and obligations of or claims against the Borrower or any relevant German Party under or in connection with this Amendment; and
(ii)    the validity and enforceability of the security interests created under each Original German Non-Accessory Security Document have not been and will not be impaired or limited by the amendments to the Credit Agreement by this Amendment.

SECTION 8.	MISCELLANEOUS
8.1    Reference to and Effect on the Loan Documents.
(a)    As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof”, “therein” and words of like import), shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(b)    Except as expressly amended or waived, as applicable, hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any L/C Issuer under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document (as amended hereby) except as and to the extent expressly set forth herein.
8.2    Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its costs and expenses in connection with this Amendment (and the other Loan Documents delivered in connection herewith) as provided in Section 11.04 of the Credit Agreement.
8.3    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of an executed signature page to this Amendment by telecopier, facsimile or other electronic transmission (e.g., a “pdf” or “tiff”) shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.
8.4    Governing Law. THIS AMENDMENT AND ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
8.5    Loan Document and Integration. This Amendment shall constitute a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
8.6    Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
8.7    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.
COHERENT, INC., as the Parent and a Domestic Guarantor
By:    /s/ Bret DiMarco
    Name:    Bret DiMarco

Title:	Executive Vice President, General Counsel and Secretary

COHERENT HOLDING GMBH, as the Borrower

By:    /s/ Bret DiMarco
    Name:    Bret DiMarco

Title:	Managing Director

COHERENT INTERNATIONAL LLC
COHERENT-DEOS, LLC
OMAHA ACQUISITION CORPORATION
COHERENT INVESTMENT, LLC
COHERENT ASIA, INC.
ROFIN-SINAR TECHNOLOGIES LLC.
PRC LASER CORPORATION
LEE LASER, INC.
ROFIN-SINAR, INC.
DILAS DIODE LASER INC.
NUFERN
COHERENT TRADING, LLC, each as a Domestic Guarantor

By:    /s/ Mitchell McPeek
    Name:    Mitchell McPeek

Title:	President

COHERENT GMBH
COHERENT (DEUTSCHLAND) GMBH
COHERENT KAISERSLAUTERN GMBH
COHERENT GERMANY GMBH
COHERENT REAL ESTATE GMBH
ROFIN-SINAR LASER GMBH
RASANT-ALCOTEC BESCHICHTUNGSTECHNIK GMBH
DILAS DIODENLASER GMBH
PMB ELEKTRONIK GMBH
WB-PRC LASER SERVICE GMBH
BAASEL LASERMED GMBH
CBL VERWALTUNGSGESELLSCHAFT MBH, each as a Foreign Guarantor
By:    /s/ Mitchell McPeek
    Name:    Mitchell McPeek

Title:	Managing Director

ROFIN-BAASEL LASERTECH GMBH & CO., KG, as a Foreign Guarantor

represented by its general partner
CBL VERWALTUNGSGESELLSCHAFT,
the latter represented by
By:    /s/ Mitchell McPeek
    Name:    Mitchell McPeek

Title:	Managing Director
COHERENT REAL ESTATE 1 GMBH & CO. KG
COHERENT REAL ESTATE 2 GMBH & CO. KG
COHERENT REAL ESTATE 3 GMBH & CO. KG, each as a Foreign Guarantor each represented by its general partner
COHERENT REAL ESTATE GMBH
the latter represented by
By:    /s/ Mitchell McPeek
    Name:    Mitchell McPeek

Title:	Managing Director
COHERENT LASERSYSTEMS GMBH & CO., KG, as a Foreign Guarantor

represented by its general partner
COHERENT GMBH,
the latter represented by
By:    /s/ Mitchell McPeek
    Name:    Mitchell McPeek

Title:	Managing Director

COHERENT (UK) HOLDINGS LIMITED, as a Foreign Guarantor

By:    /s/ Mitchell McPeek
    Name:    Mitchell McPeek

Title:	Director
COHERENT (UK) LIMITED, as a Foreign Guarantor

By:    /s/ Mitchell McPeek
    Name:    Mitchell McPeek

Title:	Director
COHERENT SCOTLAND LIMITED, as a Foreign Guarantor

By:    /s/ Mitchell McPeek
    Name:    Mitchell McPeek

Title:	Director
MIDAZ LASERS LIMITED, as a Foreign Guarantor

By:    /s/ Mitchell McPeek
    Name:    Mitchell McPeek

Title:	Director
ROFIN-BAASEL UK LIMITED, as a Foreign Guarantor

By:    /s/ Mitchell McPeek
    Name:    Mitchell McPeek

Title:	Director
E.S. TECHNOLOGY LIMITED, as a Foreign Guarantor

By:    /s/ Mitchell McPeek
    Name:    Mitchell McPeek

Title:	Director

Signed for and on behalf of COHR INTERNATIONAL INVESTMENT C.V., as a Foreign Guarantor
By: COHERENT TRADING, LLC, in its capacity as general partner (in Dutch: beherend vennoot)
By:    /s/ Mitchell McPeek
    Name:    Mitchell McPeek

Title:	President
Signed for and on behalf of COHR INTERNATIONAL TRADING C.V., as a Foreign Guarantor
By: COHERENT INC., in its capacity as general partner (in Dutch: beherend vennoot)
By:    /s/ Bret DiMarco
    Name:    Bret DiMarco

Title:	Executive Vice President, General Counsel and Secretary
COHERENT EUROPE B.V.
COHERENT DUTCH MERGER SUB B.V.
ROFIN BAASEL BENELUX B.V., each as a Foreign Guarantor

By:    /s/ Mitchell McPeek
    Name:    Mitchell McPeek

Title:	Director

ROFIN-SINAR TECHNOLOGIES EUROPE, S.L., as a Foreign Guarantor
By:    /s/ Mitchell McPeek
    Name:    Mitchell McPeek

Title:	Joint and Several Director

BARCLAYS BANK PLC, as Administrative Agent

By:    /s/ Ritam Bhalla
    Name:    Ritam Bhalla

Title:	Director

LENDER SIGNATURE PAGES ON FILE WITH THE COMPANY

[Signature Page to Amendment No. 1]